UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 30, 2022
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800
(Registrant's Telephone Number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 30, 2022, Acculogic Inc. (“Acculogic”), a subsidiary of inTEST Corporation, entered into a lease agreement (the “Lease”), with a term commencing on January 1, 2023 and ending on February 29, 2028, with Apple Creek Properties Limited (the “Landlord”) for approximately 16,437 square feet of office, warehouse and manufacturing space located in Markham, Ontario. The purpose of the Lease is to replace and combine Acculogic’s two current leased facilities in Markham, Ontario, which have existing terms scheduled to expire on February 28, 2023 and July 31, 2023, respectively.

Scheduled base rental payments under the Lease are as follows:

Lease Year 1:	CAD$22.600.88/month plus Harmonized Sales Tax (“HST”)
Lease Year 2:	CAD$23,285.75/month plus HST
Lease Year 3:	CAD$23,970.63/month plus HST
Lease Year 4:	CAD$24,655.50/month plus HST
Lease Year 5:	CAD$25,340.38/month plus HST

The Lease includes customary covenants, terms, and conditions, along with an option that may be exercised at the discretion of Acculogic to extend the term of the Lease by providing notice of at least nine months prior to expiration of the current term for one further term of five years, subject to the terms and conditions described in the Lease. In the event of default on base rental payments under the Lease, all unpaid rent bears interest from the due date to the date of payment at a rate of five percentage points more than the average daily prime bank commercial lending rate charged for a period by a Canadian bank designated by the Landlord.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Lease, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Lease Agreement, dated November 30, 2022, between Acculogic Inc. and Apple Creek Properties Limited.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By:	/s/ Duncan Gilmour
Duncan Gilmour
Chief Financial Officer, Treasurer and Secretary

Date:   December 6, 2022